Investment Income (Tables)	12 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Disclosure of Investment income

	SA Rand
Figures in million	2022	2021	2020
Interest income from financial assets at amortised cost	276	265	257
Dividend income[1]	24	23	—
Net gain on financial instruments[2]	52	43	118
Total investment income	352	331	375
[1]    Comprises R10 million (2021: R18 million) received from Rand Mutual Assurance and R14 million (2021: R5 million) received from equity investments held by environmental trusts (refer to note 17).
[2]        Primarily relates to the environmental trust funds (refer to note 17) and the ARM BBEE Trust loan (refer to note 18). In 2021 the gains were offset by a day one expense of R87 million on the refinancing of the ARM BBEE Trust loan.